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                             FPA CAPITAL FUND, INC.
        SUPPLEMENT DATED JUNE 29, 2000 TO PROSPECTUS DATED AUGUST 2, 1999

 THE SECTION ENTITLED, MANAGEMENT AND ORGANIZATION, IS SUPPLEMENTED AS FOLLOWS:

The Fund's investment adviser, First Pacific Advisors, Inc. ("Adviser"), is an indirect, wholly owned subsidiary of United Asset Management Corporation ("UAM"). UAM is a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

UAM has announced an agreement to be acquired by Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. The board of directors of the Fund has been informed by the Adviser that no changes in the operations of the Adviser are currently planned which would affect the services being provided to the Fund.

The acquisition will constitute an assignment which under the Investment Company Act will terminate the current investment advisory agreement between the Adviser and the Fund. The Adviser proposes a new investment advisory agreement identical to the current agreement in all respects except for its effective and termination dates. A new investment advisory agreement requires approval by the board of directors of the Fund and by shareholders of the Fund.